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                                                                   Exhibit 10.29

                                    FORM OF
                              TRANSFERABLE WARRANT

                         WINTRUST FINANCIAL CORPORATION


___________ , 1996

         This Warrant Certificate certifies that __________, or his, her or its registered assignee (the "Holder"), is the owner of ____ Warrants (subject to adjustments as provided herein), each of which represents the right to subscribe for and purchase from WINTRUST FINANCIAL CORPORATION, an Illinois corporation (the "Corporation"), one share of the Common Stock, no par value, of the Corporation (the Common Stock, including adjustments contained in paragraph 2 herein is referred to herein as the "Common Stock") at the purchase price (the "Exercise Price") of Fifteen Dollars ($15.00) per share (subject to adjustment as provided herein).

         The Warrants represented by this Warrant Certificate are subject to the following provisions, terms and conditions:

1.       EXERCISE OF WARRANTS.

         The Warrants may be exercised by the Holder, in whole or in part, by surrender of this Warrant Certificate, properly endorsed, at the principal office of the Corporation together with such other documentation as may be reasonably requested by the Corporation, at any time within the period beginning on the date hereof and expiring on _________________________ (the "Exercise Period") accompanied by payment to the Corporation in full of the purchase price for the shares to be purchased. Upon delivery of such funds and the Warrant Certificate with all appropriate documentation in form satisfactory to the Corporation, the Corporation shall issue the shares of Common Stock so purchased, which shares shall be deemed to be issued to the Holder as the record owner of such shares of Common Stock as of the close of business on the date on which the Warrant Certificate shall have been duly surrendered and payment made for such shares of Common Stock. Certificates representing the shares of Common Stock so purchased shall be delivered to the Holder promptly in no event later than thirty (30) days after the Warrants shall have been so exercised, and, unless the Warrants have expired, a new Warrant Certificate representing the number of Warrants represented by the surrendered Warrant Certificate that shall not have been exercised, if any, shall also be delivered to the Holder within such time.

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2.       ADJUSTMENTS.

         A. The number of shares of Common Stock issuable upon exercise of each Warrant shall be subject to adjustment from time to time in the event the Corporation shall do any of the following: (a) pay a dividend with respect to its capital stock in shares of Common Stock, (b) subdivide or effect a stock split with respect to its outstanding shares of Common Stock, (c) combine its outstanding shares of Common Stock into a smaller number of shares of any class of Common Stock, (d) issue any shares of its capital stock in connection with a reclassification of its Common Stock, or (e) enter into a merger, consolidation or other business combination with or into any other corporation (except for any reorganization, merger, consolidation or other business combination in which the Corporation is the surviving company and which does not result in the outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof). Upon the occurrence of any of the foregoing, this Warrant shall be automatically adjusted so as to thereafter represent the right to purchase such number of shares of Common Stock, or such other securities or property into which the Common Stock may have been converted in any such reorganization, merger, consolidation or other business combination, which the holder would have held or would have been entitled to receive had he exercised the Warrant immediately prior to the occurrence of such event.

         B. Whenever the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 2A, the Exercise Price for each share of Common Stock payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

         C. Prior to the declaration of any dividend, distribution, payment, adjustment in Exercise Price as provided herein, voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall cause to be mailed to the Holder of such Certificate as of the record date and to the address as listed on the Corporation's books, a notice by first class mail, postage prepaid of any such dividend, distribution, payment, adjustment in Exercise Price as provided herein, voluntary or involuntary dissolution, liquidation or winding up of the corporation.

3.       RESERVATION AND AUTHORIZATION OF COMMON STOCK.

         The Corporation covenants and agrees (a) that all shares of Common Stock which may be issued upon the exercise of the Warrants represented by the Warrant Certificate will, upon issuance, be validly issued, fully paid and nonassessable and free of all insurance or transfer taxes, liens and charges with respect to the issue thereof, (b) that during the Exercise Period, the Corporation will at all times have authorized, and reserved for the purpose of issuance upon exercise of the Warrants evidenced by this Warrant Certificate, sufficient shares of Common





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Stock to provide for the Exercise of the Warrants represented by this Warrant
Certificate, and (c) that the Corporation will take all such actions as may be necessary to ensure that the shares of Common Stock issuable upon the exercise of the Warrants may be so issued without violation of any applicable law or regulation, or any requirements of any domestic securities exchange upon which any capital stock of the Corporation may be listed, provided, however, that nothing contained herein shall impose upon the Corporation any obligation to register such Common Stock under applicable securities laws.

4.       NO VOTING RIGHTS.

         This Warrant Certificate shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Corporation until the Warrant exercised.

5.       WARRANTS TRANSFERABLE.

         This Warrant Certificate and the Warrants it evidences are transferable, in whole or in part, without charge to the Holder, at the principal office of the Corporation by the Holder in person or by duly authorized attorney, upon surrender of this Warrant Certificate properly endorsed. Each taker or Holder of this Warrant Certificate, by taking or holding the same, consents and agrees that this Warrant Certificate, when endorsed in blank, shall be deemed negotiable, and that the Holder, when this Warrant Certificate shall have been endorsed, may be treated by the Corporation and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant Certificate, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until such transfer on such books, the Corporation may treat the registered Holder thereof as the owner for all purposes.

6.       CLOSING OF BOOKS.

         The Corporation will at no time close its transfer books against the transfer of any Warrant or of any shares of Common Stock or other securities issuable upon the exercise of any Warrant in any manner which interferes with the timely exercise of the Warrants.

7.       WARRANTS EXCHANGEABLE; LOSS, THEFT.

         This Warrant Certificate is exchangeable, upon the surrender hereof by any Holder for a new Warrant Certificate of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may then be purchased hereunder, each such new Warrant to represent the right to purchase such remaining number of shares of Common Stock as shall be designated by said Holder hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant Certificate, the Corporation will issue to the Holder hereof a new Warrant Certificate of like tenor, in lieu of this Warrant Certificate, representing the right to purchase the number of shares of the Common Stock which may then be purchased hereunder.





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8.       RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANTS.

         The rights and obligations of the Corporation to the Holder contained in Sections 6 and 7 of this Warrant Certificate shall survive notice of exercise of the Warrants.

9.       NOTICE.

         All notices, requests, demands and other communication required or committed to be given hereunder shall be by hand delivery, certified or registered mail, return receipt requested, facsimile transmission, or air courier to the parties at the addresses and fax numbers set forth below (or such other address of which either party provides notice in accordance herewith). Such notices shall be deemed given at the time personally delivered, if delivered by hand or by courier; at the time received if sent by certified or registered mail; and when receipt is acknowledged, if transmitted by facsimile.

         If to Corporation:       Attention: Mr. Edward J. Wehmer, President
                                  Wintrust Financial Corporation
                                  727 North Bank Lane
                                  Lake Forest, Illinois  60043
                                  Fax:  (847) 234-4717

         If to Holder:            Address of such Holders appearing
                                  on the books of the Corporation


Dated:   _________________________, 1996


                                        WINTRUST FINANCIAL CORPORATION


                                        By: _________________________________
                                            Its: ____________________________
ATTEST:


By: _______________________________
    Its: __________________________





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